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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 1998
                                                  Commission file number 1-11802


                                     [logo]

                             WORLD COLOR PRESS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                                      37-1167902
(State or other jurisdiction of   (IRS Employer Identification Number)
incorporation or organization)




THE MILL, 340 PEMBERWICK ROAD,                            06831
  GREENWICH, CONNECTICUT                               (Zip Code)
(Address of principal executive offices)




                                  203-532-4200
              (Registrant's telephone number, including area code)


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Item 5.   OTHER EVENTS
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          On December 9, 1998, the Company disseminated the press release attached as Exhibit 99 hereto, which Exhibit 99 is hereby incorporated by reference as the Company's response to this Item 5.



Item 7.   EXHIBITS
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99.1      Text of Press Release dated December 9, 1998.

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                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               WORLD COLOR PRESS, INC.
                              (Registrant)



Date:  December 11, 1998       By:  /s/ Jennifer L. Adams
                               ---------------------------
                               Jennifer L. Adams
                               Vice Chairman, Chief Legal and
                               Administrative Officer, Secretary

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                                  EXHIBIT INDEX

99.1      Text of Press Release dated December 9, 1998.

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